Exhibit 99.2

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2013

(Unaudited)

(In thousands, except share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Acquisition of Crescent City Property		Pro Forma Reflecting Acquisitions
	(unaudited)
ASSETS
Real estate investments
Income producing property	$90,085	$11,689	$34,208	(1)	$135,982
Tenant improvements	5,192	—	—		5,192
Property under development	675	—	—		675
Land	15,464	3,370	—		18,834
	111,416	15,059	34,208		160,683
Accumulated depreciation	(18,043)	—	—		(18,043)
Real estate investments, net	93,373	15,059	34,208		142,640
Cash and cash equivalents	88,324	(18,200)	(6,700	)(2)	63,424
Accounts receivables (Net of allowance for doubtful accounts of $132 as of June 30, 2013)	557	—	—		557
Deferred costs	1,550	—	—		1,550
Lease intangibles, net	4,881	3,141	3,292	(1)	11,314
Other assets	3,276	—	—		3,276
Total Assets	$191,961	—	$30,800		$222,761
LIABILITES AND EQUITY
Accounts Payable	458	—	—		458
Accrued expenses and other liabilities	1,272	—	—		1,272
Derivative liabilities	453	—	—		453
Debt	46,902	—	19,850	(5)	66,752
Total Liabilities	49,085	—	19,850		68,935
Shareholders equity	125,132	—	(585	)(3)	124,547
Noncontrolling interest in operating partnership	18,254	—	11,535	(4)	29,789
Noncontrolling interest in Predecsssor	(510)	—	—		(510)
Total Equity	142,876	—	10,950		153,826
Total Liabilities and Equity	$191,961	—	$30,800		$222,761

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Physicians Realty Trust (the “Company”) as of June 30, 2013 reflects the acquisition of the property known as Crescent City Surgical Centre Facility, LLC at Metairie, Louisiana (the “Crescent City Property”) as if the purchase had occurred on June 30, 2013 and our previously reported acquisition of 6800 Preston Road, reported on Form 8-K on September 18, 2013 and on Form 8-K/A on October 30, 2013. The pro forma balance sheet of the Company prior to the acquisition of Crescent City Surgical Centre and 6800 Preston Road has been derived from the unaudited pro forma consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q as filed on August 30, 2013. This pro forma balance sheet reflects completion of the Company’s initial public offering and formation transactions.

Information regarding the Company’s historical operations, organizational structure, initial public offering and formation transactions is provided in more detail in the Company’s final prospectus dated July 18, 2013 filed with the Securities and Exchange Commission on July 19, 2013 pursuant to Rule 424 (b) under the Securities Act of 1933.

Notes and Management Assumptions

1.              The acquisition of the Crescent City Property was accounted for using preliminary estimates of the fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are therefore subject to change. The fair value of the real estate acquired was determined on an “as if vacant” basis and the cost of the property was allocated between income producing property and in-place leases.

2.              Represents adjustment to reflect cash used to acquire the Crescent City Property.

3.              Represents acquisition costs incurred and paid upon closing of the transaction.

4                 Represents adjustment to reflect the issuance of 954,877 operating partnership units (“OP Units”) to the Sellers as partial consideration for the purchase of the Crescent City Property.

5.              Represents adjustment to reflect debt used to acquire the Crescent City Property.

Pro Forma Condensed Consolidated Statement of Operations

Six Months Ended June 30, 2013

(Unaudited)

(In thousands, except share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Acquisition of Crescent City Property		Pro Forma Reflecting Acquisition
Revenues:
Rental revenues	$5,032	$817	$1,048	(1)	$6,897
Expenses recoveries	1,601	156	90	(2)	1,847
Other revenues	5	—	—		5
Total Revenues	6,638	973	1,138		8,749
Expenses:
General and administrative	1,421	—	—		1,421
Operations expenses	2,524	156	90	(2)	2,770
Depreciation and amortization	2,014	403	467	(3)	2,884
Acquisition expenses	—	—	585	(7)	585
Total expenses	5,959	559	1,142		7,660

Operating income	679	414	(4)		1,089
Interest expense	1,251	—	298	(4)	1,549
Change in fair value of derivatives, net	(190)	—	—		(190)
Net (loss)/income	(382)	414	(302)		(270)

Less: Net loss/(income) attributable to noncontrolling interests	(132)	(77)	71	(5)	(138)
Net (loss)/income attributable to shareholders	$(514)	$337	$(231)		$(408)

Net loss per share
Basic	$(0.04)				$(0.03)
Diluted	$(0.04)				$(0.03)

Weighted average common shares:
Basic	11,753,597				11,753,597
Diluted	14,747,597		954,877	(6)	15,702,474

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Acquisition of Crescent City Property		Pro Forma Reflecting Acquisitions
Revenues:
Rental revenues	$9,821	$1,093	$2,104	(1)	$13,018
Expenses recoveries	3,111	302	180	(2)	3,593
Other revenues	15	—	—		15
Total revenues	12,947	1,395	2,284		16,626
Expenses:
General and administrative	2,760		—		2,760
Operations expenses	4,758	302	180	(2)	5,240
Depreciation and amortization	4,051	806	934	(3)	5,791
Impairment losses	936	—	—		936
Acquisition expenses	—	—	585	(7)	585
Total expenses	12,505	1,108	1,699		15,312

Operating income	442	287	585		1,314
Interest expense	2,684	—	595	(4)	3,279
Change in fair value of derivatives, net	(122)	—	—		(122)
Net (loss)/income	(2,120)	287	(11)		(1,844)
Less: Net (income) attributable to noncontrolling Interests	(169)	(53)	2	(5)	(220)
Net (loss)/income attributable to shareholders	$(2,289)	$234	$(8)		$(2,063)
Net loss per share
Basic	(0.22)				(0.20)
Diluted	(0.17)				(0.20)

Weighted average common shares:
Basic	10,434,782				10,434,782
Diluted	13,428,782		954,877	(6)	14,383,659

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Basis of Presentation

The unaudited Pro Forma Consolidated Statements of Operations of Physicians Realty Trust (“the Company”) for the six months ended June 30, 2013 and the year ended December 31, 2012, reflect the acquisition of the property known as Crescent City Surgical Centre Facility in metropolitan New Orleans, Louisiana (“Crescent City Property”) and our previously reported acquisition of 6800 Preston Road, reported on Form 8-K on September 18, 2013 and Form 8-K/A on October 30, 2013,  as if the purchase had occurred on January 1, 2012 for the year ended December 31, 2012 and on January 1, 2013 for the six months ended June 30, 2013. The pro forma statement of operations of the Company, prior to the acquisition of Crescent City Surgical Centre and 6800 Preston Road, for the six months ended June 30, 2013 has been derived from the unaudited pro forma consolidated income statement included in the Company’s Quarterly Report on Form 10-Q as filed on August 30, 2013. The pro forma statement of operations of the Company, prior to the acquisition of Crescent City Surgical Centre and 6800 Preston Road, for the year ended December 31, 2012 has been derived from the unaudited pro forma consolidated income statement included in the Company’s Amendment No. 4 to Registration Statement on Form S-11 (Registration No. 333-188862) filed on July 3, 2013. These pro forma statements of operations reflect completion of the Company’s initial public offering and its formation transactions.

Information regarding the Company’s historical operations, organizational structure, initial public offering and formation transactions. is provided in more detail in the Company’s Form 10-Q for the quarter ended September 30, 2013 and the Company’s final prospectus, dated July, 18, 2013, filed with the Securities and Exchange Commission on July 19, 2013 pursuant to Rule 424 (b) under the Securities Act of 1933.

Notes and Management Assumptions

1.              Reflects the effect of straight line rental revenue of the Crescent City Property.

2.              Reflects operating expenses incurred by lessor and reimbursed by tenant.

3.              Reflects depreciation expense over a 48 year period based on the fair value allocated to the income producing property and amortization of the intangible asset relating to the acquired in-place lease over the remaining life of the lease.

4.              Represents interest expense on borrowing under the Company’s senior secured revolving credit facility used to fund a portion of the purchase price for the Crescent City Property.

5.              Represents adjustment to net loss attributable to noncontrolling interest to reflect an increase in noncontrolling interests resulting from the issuance of 954,877 OP Units as partial consideration for the acquisition of the Crescent City Property.

6.              Represents addition of 954,877 OP Units to weighted average shares outstanding.  The OP Units were issued as partial consideration for the acquisition of the Crescent City Property.

7.              Represents acquisition costs incurred and paid upon the closing of the transaction.